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
CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS                                    CASH FLOWS PAGE 1 OF 2
COLLECTION PERIOD: AUG 1, 2003 THROUGH AUG 31, 2003
ACCRUAL PERIOD: AUG 15, 2003 THROUGH SEPT 14, 2003
DISTRIBUTION DATE: SEPTEMBER 15, 2003

                                   TRUST          SERIES        SERIES        SERIES       SERIES        SERIES         DCMOT
                                   TOTALS         1996-1        1999-2        2000-B       2000-C        2001-A        2002-A
                              -------------- -------------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR
  DISBURSEMENT
Interest Collections
  from Seller                  42,237,230.55* 2,796,593.65  3,355,912.39  2,802,186.84  2,796,593.65   5,593,187.31  11,063,447.42
Principal Collections
  from Seller                           0.00*         0.00          0.00          0.00          0.00           0.00           0.00
Investment Income
  on Accounts                      27,967.99      3,870.29      4,767.49      3,884.84      3,913.60       7,812.26       1,653.11
Balances in Principal
  Funding Accounts                      0.00          0.00          0.00          0.00          0.00           0.00           0.00
Balances in Reserve
  Fund Accounts                10,853,500.00  1,750,000.00  2,100,000.00  1,753,500.00  1,750,000.00   3,500,000.00           0.00
Balances in Excess
  Funding Accounts                      0.00          0.00          0.00          0.00          0.00           0.00           0.00
Balance in Yield
  Supplement Accounts          12,404,000.00  2,000,000.00  2,400,000.00  2,004,000.00  2,000,000.00   4,000,000.00           0.00
Other Adjustments                       0.00          0.00          0.00          0.00          0.00           0.00           0.00
                              -------------- -------------------------------------------------------------------------------------
      TOTAL AVAILABLE          65,522,698.54  6,550,463.95  7,860,679.88  6,563,571.68  6,550,507.26  13,100,999.57  11,065,100.54
                              ============== =====================================================================================

AMOUNTS DISBURSED
Pass-through Interest
  to Series Note/
  Certificateholders            7,709,260.84    536,041.67    640,666.67    513,385.83    508,055.56   1,011,805.56   2,015,000.00
Principal Due to
  Note/Certificateholders               0.00          0.00          0.00          0.00          0.00           0.00           0.00
Principal to
  Funding Account                       0.00          0.00          0.00          0.00          0.00           0.00           0.00
Move Funds to the Reserve
  Fund Accounts                10,853,500.00  1,750,000.00  2,100,000.00  1,753,500.00  1,750,000.00   3,500,000.00           0.00
Move Funds to the Excess
  Funding Accounts                      0.00          0.00          0.00          0.00          0.00           0.00           0.00
Move Funds to the Yield
  Supplement Accounts          12,404,000.00  2,000,000.00  2,400,000.00  2,004,000.00  2,000,000.00   4,000,000.00           0.00
Yield Supplement &
  Reserve Account to Seller             0.00*         0.00          0.00          0.00          0.00           0.00           0.00
Service Fees to Seller          6,705,045.79*   416,666.67    500,000.00    417,500.00    416,666.67     833,333.33   1,831,501.83
Defaulted Amounts to Seller             0.00*         0.00          0.00          0.00          0.00           0.00           0.00
Excess Collections to Seller   27,850,891.91* 1,847,755.61  2,220,013.21  1,875,185.85  1,875,785.03   3,755,860.68   7,218,598.71
Excess Funding Account
  Balance to Seller                     0.00*         0.00          0.00          0.00          0.00           0.00           0.00
                              -------------- -------------------------------------------------------------------------------------
      TOTAL DISBURSEMENTS      65,522,698.54  6,550,463.95  7,860,679.88  6,563,571.68  6,550,507.26  13,100,999.57  11,065,100.54
                              ============== =====================================================================================
                Proof                   0.00          0.00          0.00          0.00          0.00           0.00           0.00
                              ============== =====================================================================================
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
                                                       TO: JOHN BOBKO/ROBERT GRUENFEL PAUL GEKIERE
 * Funds Transfer to/(from) Bank of New York :             THE BANK OF NEW YORK            DAIMLERCHRYSLER
                                       (318,707.15)        (212) 815-4389/8325             (248) 512-2758
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
                                                                          CASH FLOWS   PAGE 2 OF 2

                                                                 DCMOT           DCMOT
                                                                2002-B           2003-A       OTHER
                                                        --------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                            5,531,723.71      8,297,585.57      0.00
Principal Collections from Seller                                   0.00              0.00
Investment Income on Accounts                                     826.56          1,239.84
Balances in Principal Funding Accounts                              0.00              0.00
Balances in Reserve Fund Accounts                                   0.00              0.00
Balances in Excess Funding Accounts                                 0.00              0.00
Balance in Yield Supplement Accounts                                0.00              0.00
Other Adjustments                                                   0.00              0.00      0.00
                                                        --------------------------------------------
        TOTAL AVAILABLE                                     5,532,550.27      8,298,825.40      0.00
                                                        ============================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders       985,972.22      1,498,333.33
Principal Due to Note/Certificateholders                            0.00              0.00
Principal to Funding Account                                        0.00              0.00
Move Funds to the Reserve Fund Accounts                             0.00              0.00
Move Funds to the Excess Funding Accounts                           0.00              0.00
Move Funds to the Yield Supplement Accounts                         0.00              0.00
Yield Supplement  & Reserve Account to Seller                       0.00              0.00
Service Fees to Seller                                        915,750.92      1,373,626.37
Defaulted Amounts to Seller                                         0.00              0.00
Excess Collections to Seller                                3,630,827.13      5,426,865.70      0.00
Excess Funding Account Balance to Seller                            0.00              0.00
                                                        --------------------------------------------
        TOTAL DISBURSEMENTS                                 5,532,550.27      8,298,825.40      0.00
                                                        ============================================
                   Proof                                            0.00              0.00      0.00
                                                        ============================================
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
------------------------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
                Chrysler                                                         $0.00
                Investment Income                                            27,967.99
                Collection Account                                        8,000,000.00*
                Reserve & Yield Accounts                                          0.00
                Balance in Excess Funding Account                                 0.00
                                                                         $8,027,967.99
     2. Distribute funds to:
                Series Note/Certificate Holders                          $7,709,260.84
                Chrysler                                                    318,707.15
                Trust Deposit Accounts                                            0.00
                                                                         $8,027,967.99

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
------------------------------------------------------------------------------------------------
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